UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 8, 2005
                                                           -------------

                          Theater Xtreme Entertainment
                                   Group, Inc.
              -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


             Florida                    000-26845              65-0913583
 -------------------------------    -----------------    ---------------------
 (State or other jurisdiction of      (Commission           (I.R.S. Employer
  incorporation or organization)      File Number)        Identification No.)



    250 Corporate Boulevard, Suites E & F, Newark,
                      Delaware                                   19702
-----------------------------------------------------           -------
      (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:        (302) 455-1334
                                                           ---------------



                   -------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  Unregistered Sales of Equity Securities.

         On April 8, 2005, the Registrant issued 787,200 shares of its common stock, par value $.001 per share, to 15 people as consideration for services provided to the business of the Registrant.

         The services provided included, advertising, investor relations and installation services.

         The shares of common stock were issued in reliance upon the exemption from registration provided in Section 4(2) of the Securities Act of 1933, as amended because the foregoing issuances did not involve a public offering, the recipients had access to information that would be included in a registration statement, took the shares for investment and not resale and the Registrant took appropriate measures to restrict transfer. No underwriters or agents were involved in the foregoing issuance and no commission or other remuneration was paid or given directly or indirectly by the Registrant.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      Theater Xtreme Entertainment Group, Inc.
                                      (Registrant)

April 26, 2005                        By:     /s/    Scott Oglum
                                              ------------------
                                      Name:   Scott Oglum
                                      Title:  President